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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  March 23, 1996

                                    EGGHEAD, INC.
             (Exact name of each registrant as specified in its charter)

                                      Washington
                    (State or other jurisdiction of incorporation)

                                       0-16930
                               (Commission File Number)

                                      91-1296187
                          (IRS Employer Identification No.)

                      22705 East Mission, Liberty Lake, WA 99019
                 (Address of principal executive offices) (Zip Code)

                                    (509) 922-7031
                 (Registrant's telephone number, including area code)

                                         None
            (Former name or former address, if changed since last report)



                                                      Exhibit Index is at Page 4

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ITEM 5.       OTHER EVENTS

       On March 23, 1996, Egghead, Inc. (Nasdaq: EGGS), a Washington corporation (the "Company"), entered into a definitive asset purchase agreement (the "Purchase Agreement") to sell its Corporate, Government, and Education ("CGE") division to Software Spectrum, Inc. (Nasdaq: SSPE) for $45 million in cash. For fiscal 1995, the CGE division generated revenues of $429 million, or 50% of the Company's total revenues of $863 million. For the first nine months of fiscal 1996, CGE had revenues of $275 million, or 47% of the Company's total revenues of $582 million.

       Under the Purchase Agreement, the Company will sell substantially all the assets relating to its CGE business other than the accounts receivable and inventory. Software Spectrum has agreed to collect the receivables on the Company's behalf and, after a 150-day collection period, will purchase the remaining receivables at either a negotiated or an appraised price. In order to facilitate the transition of the CGE business to Software Spectrum, the Company has agreed to provide order fulfillment services for the CGE business for a 120-day period and certain other transitional services. As part of the Purchase Agreement, Software Spectrum will lease the Company's Call Center facility in Liberty Lake, Washington for a three-year period, subject to renewal, and will offer employment to certain of the employees of the CGE business.

       Consummation of the transaction is subject to Hart-Scott-Rodino review and other customary closing conditions, including a condition that revenues for the CGE division shall not decline more than 20% in the aggregate for the months of March and April 1996 combined or any single month after April 1996 from the corresponding period in the prior year. The closing is expected to occur by May 31, 1996. Neither company's shareholders are required to approve the transaction.

       The Purchase Agreement and the press release issued in connection with the signing of the Purchase Agreement are filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

       The following exhibits are filed with this report:

         Exhibit Number   Description
         --------------   ------------

              2.1 Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of March 23, 1996, with exhibits 4.11 and 4.12.

             99.1 Press release issued by the Company on March 25, 1996.

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                                      SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EGGHEAD, INC.


                                       By:  /s/ Brian Bender
                                           ---------------------------
                                            Brian Bender
                                            Chief Financial Officer

Dated:  March 25, 1996

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                                 EXHIBIT INDEX

Exhibit Number     Description
-------------      -----------

        2.1 Asset Purchase Agreement by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation dated as of March 23, 1996, with exhibits 4.11 and 4.12.
       99.1        Press release issued by the Company on March 25, 1996.